TIAA-CREF FUNDS

SUPPLEMENT NO. 2
dated October 1, 2015
to the Statement of Additional Information
dated March 1, 2015 for the Equity Funds (other
than the Social Choice International Equity Fund
and the Social Choice Low Carbon Equity Fund) and the
Emerging Markets Debt Fund, as supplemented
July 31, 2015

SUPPLEMENT NO. 1
dated October 1, 2015
to the Statement of Additional Information
dated July 31, 2015 for the Social Choice International Equity Fund,
the Social Choice Low Carbon Equity Fund, the Real Estate Securities Fund and

the Fixed-Income Funds (other than the Emerging Markets Debt Fund)

New third-party vendor relationships

The TIAA-CREF Funds (the “Funds”) have added third-party vendor relationships with EquiLend Holdings LLC and FactSet Research Systems Inc. Accordingly, the following information hereby replaces in its entirety the 5th paragraph of the section entitled “Disclosure of portfolio holdings” beginning on page B-27 of the SAI (changes in bold):

“Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; R.R. Donnelley; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc. and the lenders under the Funds’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, Cayman Islands Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, National Association; The Royal Bank of Scotland plc; The Bank of New York Mellon; The Northern Trust Company; U.S. Bank National Association and BMO Harris Financing, Inc.). The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.”

Officer information

Effective September 29, 2015, the Board of Trustees of the Funds appointed J. Keith Morgan as Executive Vice President of the Funds. Accordingly, the following information is hereby added to the chart entitled “Officers” beginning on page B-33 of the SAI in the section entitled “Management of the Trust”:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
J. Keith Morgan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served as Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.

A15102(10/15)